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               Prudential Institutional Liquidity Portfolio, Inc.
                      (Institutional Money Market Series)

                        Supplement dated June 2, 1997 to
                         Prospectus dated May 30, 1996

    The following information supplements the sections listed below:
Fund Expenses and How the Fund is Managed--Manager

    Effective June 2, 1997, Total Fund Operating Expenses will decrease to .20 of 1% for shares of the Series on an annualized basis. Prudential Investments Fund Management LLC (the Manager) has agreed to waive .05 of 1% of its management fee in order to reduce such fee to .15% of 1% and to subsidize ordinary expenses and Prudential Securities Incorporated has agreed to waive .07 of 1% of its distribution/services fee in order to reduce such fee to .05 of 1%. Annual series operating expenses for the Series are set forth under 'Fund Expenses' in the Prospectus. The Manager may make further modifications in the future.

How the Fund Values its Shares

    The Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. The Board of Directors has fixed the specific time of day for the computation of the NAV to be as of 4:00 p.m., New York time, on each day the Fund is open for business.

Taxes, Dividends and Distributions

    Dividends declared are accrued throughout the month and are distributed in the form of full and fractional shares on or about the 23rd day of the month, effective July 1, 1997, unless the shareholder elects in writing, not less than five business days prior to the dividend distribution date, to receive such distributions in cash.

    The calculation of net investment income for dividend purposes is made immediately prior to the calculation of net asset value at 4:00 p.m., New York time. In the case of a purchase order that becomes effective prior to 4:00 p.m., New York time (the funds are received by wire that day), a shareholder begins to earn dividends declared on that day.

    The Fund will not accept purchase and redemption orders after 4:00 p.m. If a redemption request is received prior to 4:00 p.m., New York time, the shareholder does not earn a dividend on that day but the redemption proceeds are wired on that day.

    Net income earned on Saturdays, Sundays and holidays is accrued in calculating the dividend on the previous business day. Accordingly, an investor who places a purchase order prior to 4:00 p.m., New York time, on a Friday begins earning dividends that day. A shareholder which redeems its shares prior to 4:00 p.m., New York time, on a Friday does not earn a dividend which reflects the income earned by the Series on the Friday, or the following Saturday and Sunday.

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Shareholder Guide--How to Buy Shares of the Fund

    If a purchase order is telephoned to Prudential Mutual Fund Services LLC
(PMFS) (toll-free) (800-521-7466) before 4:00 p.m., New York time, and federal funds are received by the Custodian on that business day, the purchase order becomes effective as of 4:00 p.m., New York time, and the shares are entitled to dividend income earned on that day. See 'Taxes, Dividends and Distributions.' All account transactions by telephone through PMFS will be recorded.

Shareholder Guide--How to Sell Your Shares

    In order for shares to be redeemed and withdrawal proceeds to be wired on the same day as the request is made, telephone instructions or the written redemption request must be received prior to 4:00 p.m., New York time. Any request received prior to 4:00 p.m., New York time, will be wired the same day. However, due to federal wire restrictions and individual bank hours of operation, the proceeds may not be available to the client until the following business day. Shares redeemed prior to 4:00 p.m., New York time, are not entitled to the dividend declared on the day of redemption. See 'Taxes, Dividends and Distributions.'

MF137C-3 (6/2/97)